UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Certara, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CERTARA, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! CERTARA, INC. 2022 Annual Meeting Vote by May 16, 2022 11:59 PM ET D73021-P67901 You invested in CERTARA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 17, 2022 9:00 AM, Eastern Time www.virtualshareholdermeeting.com/CERT2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

1. To elect the three Class II directors named in our Proxy Statement to hold office until the 2025 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. Nominees: 01) Cynthia Collins 02) Eric Liu 03) Matthew Walsh 2. Ratification of the appointment of our independent registered public accounting firm. 3. A non-binding advisory vote on the frequency of holding future say-on-pay votes. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. D73022-P67901 For For Year 1